EXHIBIT 10.4

                                                     Contract # 301394
ICG                                                  Master Telecommunications
Telecom Group, Inc.                                  Services Agreement
161 Inverness Drive West, Englewood, Colorado 80112

This Master Telecommunications Services Agreement (the "Master Agreement") is effective this 25th day of June, 1999 (the "Effective Date"), by and between ICG Telecom Group, Inc. ("ICG"), a Colorado corporation with offices at 161 Inverness Drive West, Englewood, Colorado 80112 and the undersigned Customer.

WHEREAS, ICG is a provider of a full range of telecommunications services to the public and Customer desires to purchase certain of these services ("Services") from ICG, and ICG is willing to provide the Services to Customer pursuant to the rates, terms and conditions set forth in this Master Agreement, any Attachments or exhibits hereto, or in the applicable ICG Tariffs on file with regulatory authorities.

NOW THEREFORE, the parties agree as follows :

Company Name (Exact  legal name)                    Type of Entity (Individual,
                                                    corporation, partnership,
                                                    limited  liability co. etc.)
IPVOICE COMMUNICATIONS, INC.                                  CORP

Street Address                  City              State            Zip Code
5901 MIDDLEFIELD ROAD #100      LITTLETON         CO               8

Company's Main Tel. No.                        Fax No.
303 738-1266

Customer Contact Name (Technical)              Tel. No.
Jim Giannoit                                   714 681-5405

CPE Vendor Name                                Tel. No.
SELF

Additional Info. Attached             CPE Brand                  Model

Federal ID No.          State ID No.
(If yes, please attach a copy of exemption certificate.)

Tax-Exempt?  Yes  No        Current Customer  Yes  No
                 ---                              ---

                          ADDENDUM TO SERVICE AGREEMENT

     This Addendum to Service Agreement ("Addendum) is entered into this 25th day of June 1999 by and between ICG Telecom Group, Inc., a Colorado corporation ("ICG") and IPVOICE Communications, Inc. ("Customer").

     WHEREAS, ICG and Customer desire to amend the Master Telecommunications Services Agreement for telecommunications services to be provided by ICG to Customer (the "Agreement") contemporaneously with or prior to execution,

     NOW THEREFORE, the following additional terms and conditions shall apply to the Agreement:

2. Notwithstanding anything in the Agreement to the contrary, in the event ICG increases its prices for Services provided under this Agreement, through one or more price increases, to a price which is more than twenty percent (20%) above the initial prices for the Services, then Customer shall be allowed to terminate the effected Services without liability for termination fees or similar charges. Any such price increase shall not be effective until six (6) months after Customer's receipt of notice thereof from ICG.

3. Notwithstanding anything int eh Agreement to the contrary, in the event ICG discontinues any Services provided to Customer under the Agreement, ICG will grandfather such Services by continuing to provide the Services to Customer for the remaining contracted term for such Services.

4. During and throughout the Term of this Agreement, in the event Customer receives a bona fide offer to purchase telecommunications services from a third party, which offer Customer wishes to accept, the Customer shall first offer in writing (the "Offer") to purchase such telecommunications services from ICG upon the same, prices, terms, and conditions as those offered by the third party. Upon receipt of the Offer, ICG shall have ten (10) business days (hereinafte4r "Offer Period") to accept such Offer. If said Offer is not accepted by ICG in writing by the expiration of the Offer Period, the Customer shall have the right to purchase such telecommunications services from the third party at the rates and under the same terms and conditions contained in the Offer. Upon ICG's election to accept the Offer, Customer shall promptly submit a service order to ICG for the telecommunications services to be provided.

5. Effect of Amendment. Except to the extent set forth herein, all of the other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their duly authorized representatives on the day and year first above written.

ICG TELECOM GROUP, INC.                          IPVOICE Communications, Inc.


By______________________________                 By  /s/ Barbara S. Will
                                                   ----------------------
Title____________________________                Title    President & COO

                         E911 WAIVER AND INDEMNIFICATION


         This Waiver and Indemnification is given by IPVoice Communications, Inc. ("Customer") this 25 day of June, 1999 in favor of ICG Telecom Group, Inc. ("ICG")in connection with the agreement for telecommunications services to be entered between the parties.

                                    RECITALS

Whereas,    Customer   has    requested    telecommunications    services   (the
"Telecommunication Services") from ICG and as part of the request, Customer, who is located in a location served by normally different local telephone numbers.

Whereas, use of foreign telephone numbers at __________________________ (address) would cause emergency 911 calls to be delayed and could create an opportunity for error. It is likely that the calls would first be routed to the public safety answering point ("PSAP") "home" to the foreign telephone number, here the above address would be displayed; the home PSAP would then transfer the call tot he correct PSAP for handling. In any event, use of the foreign numbers could cause problems involving emergency 911 service.

Whereas, ICG is willing to provide the service and the foreign telephone numbers to Customer only upon customer entering into this Waiver and Indemnification.

Now, therefore, Customer agrees as follows:

1. In  consideration  for ICG's  entering  into the  agreement  to  provide  the
Telecommunications Services, including the foreign telephone numbers, to Customer, in no event shall ICG, its employees, agents, representatives or affiliates be liable to Customer or any third party for any direct, indirect, consequential, special, incidental, actual, punitive or any other damages, whether such damages be to person (including, but not limited to, damage claims for wrongful death) or property, arising from or in any way connected with any delay, miscommunications, misconnection or other failure involving emergency 911 telephone calls or services; and

2. Customer agrees to defend, indemnify, and hold harmless ICG from and against any loss, cost, claim, liability, damage, or expense, including reasonably attorneys' fees, to third parties, relating to or arising out of any emergency 911 telephone call. In addition, Customer shall, to the extent of its obligations to indemnify hereunder, defend any action or suit brought by a third party against ICG.

3. Customer agrees to maintain at lease one line from the rate center designated to serve the customer's address for the purpose of properly providing 911 capability. This line's telephone number is: ________________________________.

THIS WAIVER AND INDEMNIFICATION shall be binding upon IPVoice Communications and its successors and assigns and shall continue for as long as ICG continues to provide the Telecommunications Services to IPVoice Communications obligation to defend, indemnify and hold harmless ICG as set forth herein shall survive termination of the Telecommunications Services.

Customer:  IPVoice Communications, Inc. (Print Company Name)

           By:      /s/ Barbara S. Will
           --------------------------------------------
           Title:   President & COO

                                                                Contract# 301394
ICG
Telecom Group, Inc.
161 Inverness Drive West, Englewood, Colorado 80112             ATTACHMENT    A

                             LOCAL EXCHANGE SERVICE
                                    AGREEMENT
                    (use a separate attachment for each city)

LOCAL EXCHANGE SERVICE (subject to Additional Terms and Conditions on the reverse side the Master Agreement):

TERM OR SERVICE (check one)
The Term selected will commence on installation of the Local Exchange Service. Customer selects the following Service Term (pleas check appropriate box):

__ Month to Month __12 months __24 months _X_ 36 months __48 months  __60 months


Following the expiration of the Term selected above, the Term shall automatically renew for successive one-month periods unless either party shall notify the other of its intent not to renew by giving the either party at least thirty (30) days prior written notice.

INSTALLATION INFORMATION                                 Requested Service Date
                                                         Date:
Customer Contact Name:                      Mr. Jim Giannoit
Company Name and Physical Location (City):  IPVoice Communications, Inc. L.A. CA

                         LOCAL EXCHANGE SERVICE OPTIONS

SERVICE DESCRIPTION

_X__ON-SWITCH                               ___  RESALE  Customer   acknowledges
                                            that ICG may  elect  to move  Resale
                                            Service  Customers  onto its network
                                            when such network becomes available,
                                            thereby converting such customers to
                                            an On-Switch status.
L.A, CA - LA#'s

ISND PRI SERVICE           DIGITAL ACCESS SERVICE (DAS): Where Available
23 B & Primary D  ______   PLAN A   __X__          PLAN B ___

24 B              ______   23 B Primary D _5__     23 B Primary D ____

23 B & D Backup   ______   24 B ____               24 B   _________
DID Service       ______   24 B & D Backup ____    24 B & D Backup ____

Other: ______   Expanded Originating Service ___    Other _____
                Other: ______                       DSO Total   120




DIGITAL SERVICE                                      ANALOG SERVICE

PBX Trunks           ______                  Standard Lines           _______
PBX Trunks with DID  ______                  SBL +                    _______
Fully configured T1  ______                  TBX Trunks               _______
DID Service          ______                  PBX Trunks with DID      _______
Other:               ______   DSO Total___   Other:________    DSO Total ____

                         LETTER OF AGENCY AUTHORIZATION

Effective this 25th day of June 1999 the undersigned Customer hereby appoints ICG Telecom Group Inc. ("ICG") as Customer's agent for the purpose of changing Customer's local exchange service provide with respect to the Billing Telephone Numbers listed on the attached page(s) (the "BTNs" from New Service ("Prior Carrier") to ICG, and ICG hereby accepts such appointment. Customer intends to change the provider of local service for the BTNs and associated working telephone numbers from Prior Carrier to ICG. This Letter of Agency ("LOA") is exclusive with respect to the BTNs and revokes any previous Letters Of Agency regarding local service to be provided to the BTNs. ICG warrants the validity of this LOA to any third person, including Prior Carrier, to whom ICG shows the original or copy of this LOA and who relies on this LOA with respect to the scope of ICG's authority to act on behalf of Customer. This LOA shall remain in effect until revoked by Customer in writing.

                              TARIFF APPLICABILITY

Customer understands and acknowledges that the Local Exchange Service will be provided by ICG pursuant to the terms and conditions in the Master Agreement and the rates, terms and conditions of the following ICG Tariffs, depending upon where the Customer is located: Alabama P.S.C. Tariff No. 3, on file with the Alabama Public Service Commission; Schedule Cal. P.U.C. No. A1, on file at the California Public Utilities Commission; Colorado P.U.C. Tariff No. 3 and Colorado P.U.C. Tariff No. 4, on file at the Colorado Public Utilities Commission; Georgia Tariff No. 1 on file with the Georgia Public Service Commission; Kentucky P.S.C. Tariff No. 2, on file with the Kentucky Public Utilities Commission; N.C.U.C. price List No. 1, on file at the North Carolina Utilities Commission; P.U.C.O. Tariff No.2, on file at the Public Utility Commission of Ohio; Tennessee Tariff No.1 on file at the Tennessee Regulatory Authority; Texas Tariff No. 1, on file at the Public Utility Commission of Texas. In the event of a conflict between the applicable ICG Tariff(s) and this Agreement, the Tariff will always take precedence.

ICG Initials/Date /s/   J.C.                Customer Initials/Date /s/  BW

                                                             Contract# 301394-1
ICG
Telecom Group, Inc.
161 Inverness Drive West, Englewood, Colorado 80112             ATTACHMENT    A

                             LOCAL EXCHANGE SERVICE
                                    AGREEMENT
                    (use a separate attachment for each city)

LOCAL EXCHANGE SERVICE (subject to Additional Terms and Conditions on the reverse side the Master Agreement):

TERM OR SERVICE (check one)
The Term selected will commence on installation of the Local Exchange Service. Customer selects the following Service Term (pleas check appropriate box):

__ Month to Month __12 months __24 months _X_ 36 months __48 months  __60 months


Following the expiration of the Term selected above, the Term shall automatically renew for successive one-month periods unless either party shall notify the other of its intent not to renew by giving the either party at least thirty (30) days prior written notice.

INSTALLATION INFORMATION                                 Requested Service Date
                                                         Date:
Customer Contact Name:                      Mr. Jim Giannoit
Company Name and Physical Location (City):  IPVoice Communications, Inc. L.A. CA

                         LOCAL EXCHANGE SERVICE OPTIONS

SERVICE DESCRIPTION

_X__ON-SWITCH                               ___  RESALE  Customer   acknowledges
                                            that ICG may  elect  to move  Resale
                                            Service  Customers  onto its network
                                            when such network becomes available,
                                            thereby converting such customers to
                                            an On-Switch status.
L.A, CA - LA, Imine#'s

ISND PRI SERVICE           DIGITAL ACCESS SERVICE (DAS): Where Available
23 B & Primary D  ______   PLAN A   __X__          PLAN B ___

24 B              ______   23 B Primary D _5__     23 B Primary D ____

23 B & D Backup   ______   24 B ____               24 B   _________
DID Service       ______   24 B & D Backup ____    24 B & D Backup ____

Other: ______   Expanded Originating Service ___    Other _____
                Other: ______                       DSO Total   120




DIGITAL SERVICE                                      ANALOG SERVICE

PBX Trunks           ______                  Standard Lines           _______
PBX Trunks with DID  ______                  SBL +                    _______
Fully configured T1  ______                  TBX Trunks               _______
DID Service          ______                  PBX Trunks with DID      _______
Other:               ______   DSO Total___   Other:________    DSO Total ____

                         LETTER OF AGENCY AUTHORIZATION

Effective this 25th day of June 1999 the undersigned Customer hereby appoints ICG Telecom Group Inc. ("ICG") as Customer's agent for the purpose of changing Customer's local exchange service provide with respect to the Billing Telephone Numbers listed on the attached page(s) (the "BTNs" from New Service ("Prior Carrier") to ICG, and ICG hereby accepts such appointment. Customer intends to change the provider of local service for the BTNs and associated working telephone numbers from Prior Carrier to ICG. This Letter of Agency ("LOA") is exclusive with respect to the BTNs and revokes any previous Letters Of Agency regarding local service to be provided to the BTNs. ICG warrants the validity of this LOA to any third person, including Prior Carrier, to whom ICG shows the original or copy of this LOA and who relies on this LOA with respect to the scope of ICG's authority to act on behalf of Customer. This LOA shall remain in effect until revoked by Customer in writing.

                              TARIFF APPLICABILITY

Customer understands and acknowledges that the Local Exchange Service will be provided by ICG pursuant to the terms and conditions in the Master Agreement and the rates, terms and conditions of the following ICG Tariffs, depending upon where the Customer is located: Alabama P.S.C. Tariff No. 3, on file with the Alabama Public Service Commission; Schedule Cal. P.U.C. No. A1, on file at the California Public Utilities Commission; Colorado P.U.C. Tariff No. 3 and Colorado P.U.C. Tariff No. 4, on file at the Colorado Public Utilities Commission; Georgia Tariff No. 1 on file with the Georgia Public Service Commission; Kentucky P.S.C. Tariff No. 2, on file with the Kentucky Public Utilities Commission; N.C.U.C. price List No. 1, on file at the North Carolina Utilities Commission; P.U.C.O. Tariff No.2, on file at the Public Utility Commission of Ohio; Tennessee Tariff No.1 on file at the Tennessee Regulatory Authority; Texas Tariff No. 1, on file at the Public Utility Commission of Texas. In the event of a conflict between the applicable ICG Tariff(s) and this Agreement, the Tariff will always take precedence.

ICG Initials/Date /s/   J.C.                Customer Initials/Date /s/  BW

                                                             Contract# 301394-2
ICG
Telecom Group, Inc.
161 Inverness Drive West, Englewood, Colorado 80112             ATTACHMENT    A

                             LOCAL EXCHANGE SERVICE
                                    AGREEMENT
                    (use a separate attachment for each city)

LOCAL EXCHANGE SERVICE (subject to Additional Terms and Conditions on the reverse side the Master Agreement):

TERM OR SERVICE (check one)
The Term selected will commence on installation of the Local Exchange Service. Customer selects the following Service Term (pleas check appropriate box):

__ Month to Month __12 months __24 months _X_ 36 months __48 months  __60 months


Following the expiration of the Term selected above, the Term shall automatically renew for successive one-month periods unless either party shall notify the other of its intent not to renew by giving the either party at least thirty (30) days prior written notice.

INSTALLATION INFORMATION                                 Requested Service Date
                                                         Date:
Customer Contact Name:                      Mr. Jim Giannoit
Company Name and Physical Location (City):  IPVoice Communications,Inc SanDiego

                         LOCAL EXCHANGE SERVICE OPTIONS

SERVICE DESCRIPTION

_X__ON-SWITCH                               ___  RESALE  Customer   acknowledges
                                            that ICG may  elect  to move  Resale
                                            Service  Customers  onto its network
                                            when such network becomes available,
                                            thereby converting such customers to
                                            an On-Switch status.

ISND PRI SERVICE           DIGITAL ACCESS SERVICE (DAS): Where Available
23 B & Primary D  ______   PLAN A   __X__          PLAN B ___

24 B              ______   23 B Primary D _3__     23 B Primary D ____

23 B & D Backup   ______   24 B ____               24 B   _________
DID Service       ______   24 B & D Backup ____    24 B & D Backup ____

Other: ______   Expanded Originating Service ___    Other _____
                Other: ______                       DSO Total   72




DIGITAL SERVICE                                      ANALOG SERVICE

PBX Trunks           ______                  Standard Lines           _______
PBX Trunks with DID  ______                  SBL +                    _______
Fully configured T1  ______                  TBX Trunks               _______
DID Service          ______                  PBX Trunks with DID      _______
Other:               ______   DSO Total___   Other:________    DSO Total ____

                         LETTER OF AGENCY AUTHORIZATION

Effective this 25th day of June 1999 the undersigned Customer hereby appoints ICG Telecom Group Inc. ("ICG") as Customer's agent for the purpose of changing Customer's local exchange service provide with respect to the Billing Telephone Numbers listed on the attached page(s) (the "BTNs" from New Service ("Prior Carrier") to ICG, and ICG hereby accepts such appointment. Customer intends to change the provider of local service for the BTNs and associated working telephone numbers from Prior Carrier to ICG. This Letter of Agency ("LOA") is exclusive with respect to the BTNs and revokes any previous Letters Of Agency regarding local service to be provided to the BTNs. ICG warrants the validity of this LOA to any third person, including Prior Carrier, to whom ICG shows the original or copy of this LOA and who relies on this LOA with respect to the scope of ICG's authority to act on behalf of Customer. This LOA shall remain in effect until revoked by Customer in writing.

                              TARIFF APPLICABILITY

Customer understands and acknowledges that the Local Exchange Service will be provided by ICG pursuant to the terms and conditions in the Master Agreement and the rates, terms and conditions of the following ICG Tariffs, depending upon where the Customer is located: Alabama P.S.C. Tariff No. 3, on file with the Alabama Public Service Commission; Schedule Cal. P.U.C. No. A1, on file at the California Public Utilities Commission; Colorado P.U.C. Tariff No. 3 and Colorado P.U.C. Tariff No. 4, on file at the Colorado Public Utilities Commission; Georgia Tariff No. 1 on file with the Georgia Public Service Commission; Kentucky P.S.C. Tariff No. 2, on file with the Kentucky Public Utilities Commission; N.C.U.C. price List No. 1, on file at the North Carolina Utilities Commission; P.U.C.O. Tariff No.2, on file at the Public Utility Commission of Ohio; Tennessee Tariff No.1 on file at the Tennessee Regulatory Authority; Texas Tariff No. 1, on file at the Public Utility Commission of Texas. In the event of a conflict between the applicable ICG Tariff(s) and this Agreement, the Tariff will always take precedence.

ICG Initials/Date /s/   J.C.                Customer Initials/Date /s/  BW

                                                             Contract# 301394-3
ICG
Telecom Group, Inc.
161 Inverness Drive West, Englewood, Colorado 80112             ATTACHMENT    A

                             LOCAL EXCHANGE SERVICE
                                    AGREEMENT
                    (use a separate attachment for each city)

LOCAL EXCHANGE SERVICE (subject to Additional Terms and Conditions on the reverse side the Master Agreement):

TERM OR SERVICE (check one)
The Term selected will commence on installation of the Local Exchange Service. Customer selects the following Service Term (pleas check appropriate box):

__ Month to Month __12 months __24 months _X_ 36 months __48 months  __60 months


Following the expiration of the Term selected above, the Term shall automatically renew for successive one-month periods unless either party shall notify the other of its intent not to renew by giving the either party at least thirty (30) days prior written notice.

INSTALLATION INFORMATION                                 Requested Service Date
                                                         Date:
Customer Contact Name:                      Mr. Jim Giannoit
Company Name and Physical Location (City):  IPVoice Communications Inc
                                                                   SanFrancisco

                         LOCAL EXCHANGE SERVICE OPTIONS

SERVICE DESCRIPTION

_X__ON-SWITCH                               ___  RESALE  Customer   acknowledges
                                            that ICG may  elect  to move  Resale
                                            Service  Customers  onto its network
                                            when such network becomes available,
                                            thereby converting such customers to
                                            an On-Switch status.

ISND PRI SERVICE           DIGITAL ACCESS SERVICE (DAS): Where Available
23 B & Primary D  ______   PLAN A   ____          PLAN B ___

24 B              ______   23 B Primary D _5__     23 B Primary D ____

23 B & D Backup   ______   24 B ____               24 B   _________
DID Service       ______   24 B & D Backup ____    24 B & D Backup ____

Other: ______   Expanded Originating Service ___    Other _____
                Other: ______                       DSO Total   120




DIGITAL SERVICE                                      ANALOG SERVICE

PBX Trunks           ______                  Standard Lines           _______
PBX Trunks with DID  ______                  SBL +                    _______
Fully configured T1  ______                  TBX Trunks               _______
DID Service          ______                  PBX Trunks with DID      _______
Other:               ______   DSO Total___   Other:________    DSO Total ____

                         LETTER OF AGENCY AUTHORIZATION

Effective this 25th day of June 1999 the undersigned Customer hereby appoints ICG Telecom Group Inc. ("ICG") as Customer's agent for the purpose of changing Customer's local exchange service provide with respect to the Billing Telephone Numbers listed on the attached page(s) (the "BTNs" from New Service ("Prior Carrier") to ICG, and ICG hereby accepts such appointment. Customer intends to change the provider of local service for the BTNs and associated working telephone numbers from Prior Carrier to ICG. This Letter of Agency ("LOA") is exclusive with respect to the BTNs and revokes any previous Letters Of Agency regarding local service to be provided to the BTNs. ICG warrants the validity of this LOA to any third person, including Prior Carrier, to whom ICG shows the original or copy of this LOA and who relies on this LOA with respect to the scope of ICG's authority to act on behalf of Customer. This LOA shall remain in effect until revoked by Customer in writing.

                              TARIFF APPLICABILITY

Customer understands and acknowledges that the Local Exchange Service will be provided by ICG pursuant to the terms and conditions in the Master Agreement and the rates, terms and conditions of the following ICG Tariffs, depending upon where the Customer is located: Alabama P.S.C. Tariff No. 3, on file with the Alabama Public Service Commission; Schedule Cal. P.U.C. No. A1, on file at the California Public Utilities Commission; Colorado P.U.C. Tariff No. 3 and Colorado P.U.C. Tariff No. 4, on file at the Colorado Public Utilities Commission; Georgia Tariff No. 1 on file with the Georgia Public Service Commission; Kentucky P.S.C. Tariff No. 2, on file with the Kentucky Public Utilities Commission; N.C.U.C. price List No. 1, on file at the North Carolina Utilities Commission; P.U.C.O. Tariff No.2, on file at the Public Utility Commission of Ohio; Tennessee Tariff No.1 on file at the Tennessee Regulatory Authority; Texas Tariff No. 1, on file at the Public Utility Commission of Texas. In the event of a conflict between the applicable ICG Tariff(s) and this Agreement, the Tariff will always take precedence.

ICG Initials/Date /s/   J.C.                Customer Initials/Date /s/  BW

                                                             Contract# 301394-4
ICG
Telecom Group, Inc.
161 Inverness Drive West, Englewood, Colorado 80112             ATTACHMENT    A

                             LOCAL EXCHANGE SERVICE
                                    AGREEMENT
                    (use a separate attachment for each city)

LOCAL EXCHANGE SERVICE (subject to Additional Terms and Conditions on the reverse side the Master Agreement):

TERM OR SERVICE (check one)
The Term selected will commence on installation of the Local Exchange Service. Customer selects the following Service Term (pleas check appropriate box):

__ Month to Month __12 months __24 months _X_ 36 months __48 months  __60 months


Following the expiration of the Term selected above, the Term shall automatically renew for successive one-month periods unless either party shall notify the other of its intent not to renew by giving the either party at least thirty (30) days prior written notice.

INSTALLATION INFORMATION                                 Requested Service Date
                                                         Date:
Customer Contact Name:                      Mr. Jim Giannoit
Company Name and Physical Location (City):  IPVoice Communications, Inc.
                                                                 SanFrancisco

                         LOCAL EXCHANGE SERVICE OPTIONS

SERVICE DESCRIPTION

_X__ON-SWITCH                               ___  RESALE  Customer   acknowledges
                                            that ICG may  elect  to move  Resale
                                            Service  Customers  onto its network
                                            when such network becomes available,
                                            thereby converting such customers to
                                            an On-Switch status.
SanFran, Oakland #'s

ISND PRI SERVICE           DIGITAL ACCESS SERVICE (DAS): Where Available
23 B & Primary D  ______   PLAN A   __X__          PLAN B ___

24 B              ______   23 B Primary D _4__     23 B Primary D ____

23 B & D Backup   ______   24 B ____               24 B   _________
DID Service       ______   24 B & D Backup ____    24 B & D Backup ____

Other: ______   Expanded Originating Service ___    Other _____
                Other: ______                       DSO Total   96




DIGITAL SERVICE                                      ANALOG SERVICE

PBX Trunks           ______                  Standard Lines           _______
PBX Trunks with DID  ______                  SBL +                    _______
Fully configured T1  ______                  TBX Trunks               _______
DID Service          ______                  PBX Trunks with DID      _______
Other:               ______   DSO Total___   Other:________    DSO Total ____

                         LETTER OF AGENCY AUTHORIZATION

Effective this 25th day of June 1999 the undersigned Customer hereby appoints ICG Telecom Group Inc. ("ICG") as Customer's agent for the purpose of changing Customer's local exchange service provide with respect to the Billing Telephone Numbers listed on the attached page(s) (the "BTNs" from New Service ("Prior Carrier") to ICG, and ICG hereby accepts such appointment. Customer intends to change the provider of local service for the BTNs and associated working telephone numbers from Prior Carrier to ICG. This Letter of Agency ("LOA") is exclusive with respect to the BTNs and revokes any previous Letters Of Agency regarding local service to be provided to the BTNs. ICG warrants the validity of this LOA to any third person, including Prior Carrier, to whom ICG shows the original or copy of this LOA and who relies on this LOA with respect to the scope of ICG's authority to act on behalf of Customer. This LOA shall remain in effect until revoked by Customer in writing.

                              TARIFF APPLICABILITY

Customer understands and acknowledges that the Local Exchange Service will be provided by ICG pursuant to the terms and conditions in the Master Agreement and the rates, terms and conditions of the following ICG Tariffs, depending upon where the Customer is located: Alabama P.S.C. Tariff No. 3, on file with the Alabama Public Service Commission; Schedule Cal. P.U.C. No. A1, on file at the California Public Utilities Commission; Colorado P.U.C. Tariff No. 3 and Colorado P.U.C. Tariff No. 4, on file at the Colorado Public Utilities Commission; Georgia Tariff No. 1 on file with the Georgia Public Service Commission; Kentucky P.S.C. Tariff No. 2, on file with the Kentucky Public Utilities Commission; N.C.U.C. price List No. 1, on file at the North Carolina Utilities Commission; P.U.C.O. Tariff No.2, on file at the Public Utility Commission of Ohio; Tennessee Tariff No.1 on file at the Tennessee Regulatory Authority; Texas Tariff No. 1, on file at the Public Utility Commission of Texas. In the event of a conflict between the applicable ICG Tariff(s) and this Agreement, the Tariff will always take precedence.

ICG Initials/Date /s/   J.C.                Customer Initials/Date /s/  BW

                                                             Contract# 301394-5
ICG
Telecom Group, Inc.
161 Inverness Drive West, Englewood, Colorado 80112             ATTACHMENT    A

                             LOCAL EXCHANGE SERVICE
                                    AGREEMENT
                    (use a separate attachment for each city)

LOCAL EXCHANGE SERVICE (subject to Additional Terms and Conditions on the reverse side the Master Agreement):

TERM OR SERVICE (check one)
The Term selected will commence on installation of the Local Exchange Service. Customer selects the following Service Term (pleas check appropriate box):

__ Month to Month __12 months __24 months _X_ 36 months __48 months  __60 months


Following the expiration of the Term selected above, the Term shall automatically renew for successive one-month periods unless either party shall notify the other of its intent not to renew by giving the either party at least thirty (30) days prior written notice.

INSTALLATION INFORMATION                                 Requested Service Date
                                                         Date:
Customer Contact Name:                      Mr. Jim Giannoit
Company Name and Physical Location (City):  IPVoice Communications, Inc. SanFran

                         LOCAL EXCHANGE SERVICE OPTIONS

SERVICE DESCRIPTION

_X__ON-SWITCH                               ___  RESALE  Customer   acknowledges
                                            that ICG may  elect  to move  Resale
                                            Service  Customers  onto its network
                                            when such network becomes available,
                                            thereby converting such customers to
                                            an On-Switch status.
SanFran, SanJose#'s

ISND PRI SERVICE           DIGITAL ACCESS SERVICE (DAS): Where Available
23 B & Primary D  ______   PLAN A   __X__          PLAN B ___

24 B              ______   23 B Primary D _4__     23 B Primary D ____

23 B & D Backup   ______   24 B ____               24 B   _________
DID Service       ______   24 B & D Backup ____    24 B & D Backup ____

Other: ______   Expanded Originating Service ___    Other _____
                Other: ______                       DSO Total   96




DIGITAL SERVICE                                      ANALOG SERVICE

PBX Trunks           ______                  Standard Lines           _______
PBX Trunks with DID  ______                  SBL +                    _______
Fully configured T1  ______                  TBX Trunks               _______
DID Service          ______                  PBX Trunks with DID      _______
Other:               ______   DSO Total___   Other:________    DSO Total ____

                         LETTER OF AGENCY AUTHORIZATION

Effective this 25th day of June 1999 the undersigned Customer hereby appoints ICG Telecom Group Inc. ("ICG") as Customer's agent for the purpose of changing Customer's local exchange service provide with respect to the Billing Telephone Numbers listed on the attached page(s) (the "BTNs" from New Service ("Prior Carrier") to ICG, and ICG hereby accepts such appointment. Customer intends to change the provider of local service for the BTNs and associated working telephone numbers from Prior Carrier to ICG. This Letter of Agency ("LOA") is exclusive with respect to the BTNs and revokes any previous Letters Of Agency regarding local service to be provided to the BTNs. ICG warrants the validity of this LOA to any third person, including Prior Carrier, to whom ICG shows the original or copy of this LOA and who relies on this LOA with respect to the scope of ICG's authority to act on behalf of Customer. This LOA shall remain in effect until revoked by Customer in writing.

                              TARIFF APPLICABILITY

Customer understands and acknowledges that the Local Exchange Service will be provided by ICG pursuant to the terms and conditions in the Master Agreement and the rates, terms and conditions of the following ICG Tariffs, depending upon where the Customer is located: Alabama P.S.C. Tariff No. 3, on file with the Alabama Public Service Commission; Schedule Cal. P.U.C. No. A1, on file at the California Public Utilities Commission; Colorado P.U.C. Tariff No. 3 and Colorado P.U.C. Tariff No. 4, on file at the Colorado Public Utilities Commission; Georgia Tariff No. 1 on file with the Georgia Public Service Commission; Kentucky P.S.C. Tariff No. 2, on file with the Kentucky Public Utilities Commission; N.C.U.C. price List No. 1, on file at the North Carolina Utilities Commission; P.U.C.O. Tariff No.2, on file at the Public Utility Commission of Ohio; Tennessee Tariff No.1 on file at the Tennessee Regulatory Authority; Texas Tariff No. 1, on file at the Public Utility Commission of Texas. In the event of a conflict between the applicable ICG Tariff(s) and this Agreement, the Tariff will always take precedence.

ICG Initials/Date /s/   J.C.                Customer Initials/Date /s/  BW

                                                             Contract# 301394-6
ICG
Telecom Group, Inc.
161 Inverness Drive West, Englewood, Colorado 80112             ATTACHMENT    A

                             LOCAL EXCHANGE SERVICE
                                    AGREEMENT
                    (use a separate attachment for each city)

LOCAL EXCHANGE SERVICE (subject to Additional Terms and Conditions on the reverse side the Master Agreement):

TERM OR SERVICE (check one)
The Term selected will commence on installation of the Local Exchange Service. Customer selects the following Service Term (pleas check appropriate box):

__ Month to Month __12 months __24 months _X_ 36 months __48 months  __60 months


Following the expiration of the Term selected above, the Term shall automatically renew for successive one-month periods unless either party shall notify the other of its intent not to renew by giving the either party at least thirty (30) days prior written notice.

INSTALLATION INFORMATION                                 Requested Service Date
                                                         Date:
Customer Contact Name:                      Mr. Jim Giannoit
Company Name and Physical Location (City):  IPVoice Communications, Inc.
                                                                 Sacramento
                         LOCAL EXCHANGE SERVICE OPTIONS

SERVICE DESCRIPTION

_X__ON-SWITCH                               ___  RESALE  Customer   acknowledges
                                            that ICG may  elect  to move  Resale
                                            Service  Customers  onto its network
                                            when such network becomes available,
                                            thereby converting such customers to
                                            an On-Switch status.
Sacramento

ISND PRI SERVICE           DIGITAL ACCESS SERVICE (DAS): Where Available
23 B & Primary D  ______   PLAN A   __X__          PLAN B ___

24 B              ______   23 B Primary D _3__     23 B Primary D ____

23 B & D Backup   ______   24 B ____               24 B   _________
DID Service       ______   24 B & D Backup ____    24 B & D Backup ____

Other: ______   Expanded Originating Service ___    Other _____
                Other: ______                       DSO Total   72




DIGITAL SERVICE                                      ANALOG SERVICE

PBX Trunks           ______                  Standard Lines           _______
PBX Trunks with DID  ______                  SBL +                    _______
Fully configured T1  ______                  TBX Trunks               _______
DID Service          ______                  PBX Trunks with DID      _______
Other:               ______   DSO Total___   Other:________    DSO Total ____

                         LETTER OF AGENCY AUTHORIZATION

Effective this 25th day of June 1999 the undersigned Customer hereby appoints ICG Telecom Group Inc. ("ICG") as Customer's agent for the purpose of changing Customer's local exchange service provide with respect to the Billing Telephone Numbers listed on the attached page(s) (the "BTNs" from New Service ("Prior Carrier") to ICG, and ICG hereby accepts such appointment. Customer intends to change the provider of local service for the BTNs and associated working telephone numbers from Prior Carrier to ICG. This Letter of Agency ("LOA") is exclusive with respect to the BTNs and revokes any previous Letters Of Agency regarding local service to be provided to the BTNs. ICG warrants the validity of this LOA to any third person, including Prior Carrier, to whom ICG shows the original or copy of this LOA and who relies on this LOA with respect to the scope of ICG's authority to act on behalf of Customer. This LOA shall remain in effect until revoked by Customer in writing.

                              TARIFF APPLICABILITY

Customer understands and acknowledges that the Local Exchange Service will be provided by ICG pursuant to the terms and conditions in the Master Agreement and the rates, terms and conditions of the following ICG Tariffs, depending upon where the Customer is located: Alabama P.S.C. Tariff No. 3, on file with the Alabama Public Service Commission; Schedule Cal. P.U.C. No. A1, on file at the California Public Utilities Commission; Colorado P.U.C. Tariff No. 3 and Colorado P.U.C. Tariff No. 4, on file at the Colorado Public Utilities Commission; Georgia Tariff No. 1 on file with the Georgia Public Service Commission; Kentucky P.S.C. Tariff No. 2, on file with the Kentucky Public Utilities Commission; N.C.U.C. price List No. 1, on file at the North Carolina Utilities Commission; P.U.C.O. Tariff No.2, on file at the Public Utility Commission of Ohio; Tennessee Tariff No.1 on file at the Tennessee Regulatory Authority; Texas Tariff No. 1, on file at the Public Utility Commission of Texas. In the event of a conflict between the applicable ICG Tariff(s) and this Agreement, the Tariff will always take precedence.

ICG Initials/Date /s/   J.C.                Customer Initials/Date /s/  BW

                                                             Contract# 301394-7
ICG
Telecom Group, Inc.
161 Inverness Drive West, Englewood, Colorado 80112             ATTACHMENT    A

                             LOCAL EXCHANGE SERVICE
                                    AGREEMENT
                    (use a separate attachment for each city)

LOCAL EXCHANGE SERVICE (subject to Additional Terms and Conditions on the reverse side the Master Agreement):

TERM OR SERVICE (check one)
The Term selected will commence on installation of the Local Exchange Service. Customer selects the following Service Term (pleas check appropriate box):

__ Month to Month __12 months __24 months _X_ 36 months __48 months  __60 months


Following the expiration of the Term selected above, the Term shall automatically renew for successive one-month periods unless either party shall notify the other of its intent not to renew by giving the either party at least thirty (30) days prior written notice.

INSTALLATION INFORMATION                                 Requested Service Date
                                                         Date:
Customer Contact Name:                      Mr. Jim Giannoit
Company Name and Physical Location (City):  IPVoice Communications, Inc.
                                                                 Denver, CO
                         LOCAL EXCHANGE SERVICE OPTIONS

SERVICE DESCRIPTION

_X__ON-SWITCH                               ___  RESALE  Customer   acknowledges
                                            that ICG may  elect  to move  Resale
                                            Service  Customers  onto its network
                                            when such network becomes available,
                                            thereby converting such customers to
                                            an On-Switch status.
Denver

ISND PRI SERVICE           DIGITAL ACCESS SERVICE (DAS): Where Available
23 B & Primary D  ______   PLAN A   ____          PLAN B _X__ 2-way

24 B              ______   23 B Primary D ___     23 B Primary D __3__

23 B & D Backup   ______   24 B ____               24 B   _________
DID Service       ______   24 B & D Backup ____    24 B & D Backup ____

Other: ______   Expanded Originating Service ___    Other _____
                Other: ______                       DSO Total   72




DIGITAL SERVICE                                      ANALOG SERVICE

PBX Trunks           ______                  Standard Lines           _______
PBX Trunks with DID  ______                  SBL +                    _______
Fully configured T1  ______                  TBX Trunks               _______
DID Service          ______                  PBX Trunks with DID      _______
Other:               ______   DSO Total___   Other:________    DSO Total ____

                         LETTER OF AGENCY AUTHORIZATION

Effective this 25th day of June 1999 the undersigned Customer hereby appoints ICG Telecom Group Inc. ("ICG") as Customer's agent for the purpose of changing Customer's local exchange service provide with respect to the Billing Telephone Numbers listed on the attached page(s) (the "BTNs" from New Service ("Prior Carrier") to ICG, and ICG hereby accepts such appointment. Customer intends to change the provider of local service for the BTNs and associated working telephone numbers from Prior Carrier to ICG. This Letter of Agency ("LOA") is exclusive with respect to the BTNs and revokes any previous Letters Of Agency regarding local service to be provided to the BTNs. ICG warrants the validity of this LOA to any third person, including Prior Carrier, to whom ICG shows the original or copy of this LOA and who relies on this LOA with respect to the scope of ICG's authority to act on behalf of Customer. This LOA shall remain in effect until revoked by Customer in writing.

                              TARIFF APPLICABILITY

Customer understands and acknowledges that the Local Exchange Service will be provided by ICG pursuant to the terms and conditions in the Master Agreement and the rates, terms and conditions of the following ICG Tariffs, depending upon where the Customer is located: Alabama P.S.C. Tariff No. 3, on file with the Alabama Public Service Commission; Schedule Cal. P.U.C. No. A1, on file at the California Public Utilities Commission; Colorado P.U.C. Tariff No. 3 and Colorado P.U.C. Tariff No. 4, on file at the Colorado Public Utilities Commission; Georgia Tariff No. 1 on file with the Georgia Public Service Commission; Kentucky P.S.C. Tariff No. 2, on file with the Kentucky Public Utilities Commission; N.C.U.C. price List No. 1, on file at the North Carolina Utilities Commission; P.U.C.O. Tariff No.2, on file at the Public Utility Commission of Ohio; Tennessee Tariff No.1 on file at the Tennessee Regulatory Authority; Texas Tariff No. 1, on file at the Public Utility Commission of Texas. In the event of a conflict between the applicable ICG Tariff(s) and this Agreement, the Tariff will always take precedence.

ICG Initials/Date /s/   J.C.                Customer Initials/Date /s/  BW

                                                             Contract# 301394-8
ICG
Telecom Group, Inc.
161 Inverness Drive West, Englewood, Colorado 80112             ATTACHMENT    A

                             LOCAL EXCHANGE SERVICE
                                    AGREEMENT
                    (use a separate attachment for each city)

LOCAL EXCHANGE SERVICE (subject to Additional Terms and Conditions on the reverse side the Master Agreement):

TERM OR SERVICE (check one)
The Term selected will commence on installation of the Local Exchange Service. Customer selects the following Service Term (pleas check appropriate box):

__ Month to Month __12 months __24 months _X_ 36 months __48 months  __60 months


Following the expiration of the Term selected above, the Term shall automatically renew for successive one-month periods unless either party shall notify the other of its intent not to renew by giving the either party at least thirty (30) days prior written notice.

INSTALLATION INFORMATION                                 Requested Service Date
                                                         Date:
Customer Contact Name:                      Mr. Jim Giannoit
Company Name and Physical Location (City):  IPVoice Communications, Inc. Denver

                         LOCAL EXCHANGE SERVICE OPTIONS

SERVICE DESCRIPTION

_X__ON-SWITCH                               ___  RESALE  Customer   acknowledges
                                            that ICG may  elect  to move  Resale
                                            Service  Customers  onto its network
                                            when such network becomes available,
                                            thereby converting such customers to
                                            an On-Switch status.
Colo Spgs # to Denver

ISND PRI SERVICE           DIGITAL ACCESS SERVICE (DAS): Where Available
23 B & Primary D  ______   PLAN A   ____          PLAN B _X__

24 B              ______   23 B Primary D ___     23 B Primary D __1__

23 B & D Backup   ______   24 B ____               24 B   _________
DID Service       ______   24 B & D Backup ____    24 B & D Backup ____

Other: ______   Expanded Originating Service ___    Other _____
                Other: ______                       DSO Total   24




DIGITAL SERVICE                                      ANALOG SERVICE

PBX Trunks           ______                  Standard Lines           _______
PBX Trunks with DID  ______                  SBL +                    _______
Fully configured T1  ______                  TBX Trunks               _______
DID Service          ______                  PBX Trunks with DID      _______
Other:               ______   DSO Total___   Other:________    DSO Total ____

                         LETTER OF AGENCY AUTHORIZATION

Effective this 25th day of June 1999 the undersigned Customer hereby appoints ICG Telecom Group Inc. ("ICG") as Customer's agent for the purpose of changing Customer's local exchange service provide with respect to the Billing Telephone Numbers listed on the attached page(s) (the "BTNs" from New Service ("Prior Carrier") to ICG, and ICG hereby accepts such appointment. Customer intends to change the provider of local service for the BTNs and associated working telephone numbers from Prior Carrier to ICG. This Letter of Agency ("LOA") is exclusive with respect to the BTNs and revokes any previous Letters Of Agency regarding local service to be provided to the BTNs. ICG warrants the validity of this LOA to any third person, including Prior Carrier, to whom ICG shows the original or copy of this LOA and who relies on this LOA with respect to the scope of ICG's authority to act on behalf of Customer. This LOA shall remain in effect until revoked by Customer in writing.

                              TARIFF APPLICABILITY

Customer understands and acknowledges that the Local Exchange Service will be provided by ICG pursuant to the terms and conditions in the Master Agreement and the rates, terms and conditions of the following ICG Tariffs, depending upon where the Customer is located: Alabama P.S.C. Tariff No. 3, on file with the Alabama Public Service Commission; Schedule Cal. P.U.C. No. A1, on file at the California Public Utilities Commission; Colorado P.U.C. Tariff No. 3 and Colorado P.U.C. Tariff No. 4, on file at the Colorado Public Utilities Commission; Georgia Tariff No. 1 on file with the Georgia Public Service Commission; Kentucky P.S.C. Tariff No. 2, on file with the Kentucky Public Utilities Commission; N.C.U.C. price List No. 1, on file at the North Carolina Utilities Commission; P.U.C.O. Tariff No.2, on file at the Public Utility Commission of Ohio; Tennessee Tariff No.1 on file at the Tennessee Regulatory Authority; Texas Tariff No. 1, on file at the Public Utility Commission of Texas. In the event of a conflict between the applicable ICG Tariff(s) and this Agreement, the Tariff will always take precedence.

ICG Initials/Date /s/   J.C.                Customer Initials/Date /s/  BW

                                                             Contract# 301394-9
ICG
Telecom Group, Inc.
161 Inverness Drive West, Englewood, Colorado 80112             ATTACHMENT    A

                             LOCAL EXCHANGE SERVICE
                                    AGREEMENT
                    (use a separate attachment for each city)

LOCAL EXCHANGE SERVICE (subject to Additional Terms and Conditions on the reverse side the Master Agreement):

TERM OR SERVICE (check one)
The Term selected will commence on installation of the Local Exchange Service. Customer selects the following Service Term (pleas check appropriate box):

__ Month to Month __12 months __24 months _X_ 36 months __48 months  __60 months


Following the expiration of the Term selected above, the Term shall automatically renew for successive one-month periods unless either party shall notify the other of its intent not to renew by giving the either party at least thirty (30) days prior written notice.

INSTALLATION INFORMATION                                 Requested Service Date
                                                         Date:
Customer Contact Name:                      Mr. Jim Giannoit
Company Name and Physical Location (City):  IPVoice Communications, Inc. Atlanta

                         LOCAL EXCHANGE SERVICE OPTIONS

SERVICE DESCRIPTION

_X__ON-SWITCH                               ___  RESALE  Customer   acknowledges
                                            that ICG may  elect  to move  Resale
                                            Service  Customers  onto its network
                                            when such network becomes available,
                                            thereby converting such customers to
                                            an On-Switch status.
Atlanta

ISND PRI SERVICE           DIGITAL ACCESS SERVICE (DAS): Where Available
23 B & Primary D  ______   PLAN A   ____          PLAN B ___2-way

24 B              ______   23 B Primary D ___     23 B Primary D __4__

23 B & D Backup   ______   24 B ____               24 B   _________
DID Service       ______   24 B & D Backup ____    24 B & D Backup ____

Other: ______   Expanded Originating Service ___    Other _____
                Other: ______                       DSO Total   96




DIGITAL SERVICE                                      ANALOG SERVICE

PBX Trunks           ______                  Standard Lines           _______
PBX Trunks with DID  ______                  SBL +                    _______
Fully configured T1  ______                  TBX Trunks               _______
DID Service          ______                  PBX Trunks with DID      _______
Other:               ______   DSO Total___   Other:________    DSO Total ____

                         LETTER OF AGENCY AUTHORIZATION

Effective this 25th day of June 1999 the undersigned Customer hereby appoints ICG Telecom Group Inc. ("ICG") as Customer's agent for the purpose of changing Customer's local exchange service provide with respect to the Billing Telephone Numbers listed on the attached page(s) (the "BTNs" from New Service ("Prior Carrier") to ICG, and ICG hereby accepts such appointment. Customer intends to change the provider of local service for the BTNs and associated working telephone numbers from Prior Carrier to ICG. This Letter of Agency ("LOA") is exclusive with respect to the BTNs and revokes any previous Letters Of Agency regarding local service to be provided to the BTNs. ICG warrants the validity of this LOA to any third person, including Prior Carrier, to whom ICG shows the original or copy of this LOA and who relies on this LOA with respect to the scope of ICG's authority to act on behalf of Customer. This LOA shall remain in effect until revoked by Customer in writing.

                              TARIFF APPLICABILITY

Customer understands and acknowledges that the Local Exchange Service will be provided by ICG pursuant to the terms and conditions in the Master Agreement and the rates, terms and conditions of the following ICG Tariffs, depending upon where the Customer is located: Alabama P.S.C. Tariff No. 3, on file with the Alabama Public Service Commission; Schedule Cal. P.U.C. No. A1, on file at the California Public Utilities Commission; Colorado P.U.C. Tariff No. 3 and Colorado P.U.C. Tariff No. 4, on file at the Colorado Public Utilities Commission; Georgia Tariff No. 1 on file with the Georgia Public Service Commission; Kentucky P.S.C. Tariff No. 2, on file with the Kentucky Public Utilities Commission; N.C.U.C. price List No. 1, on file at the North Carolina Utilities Commission; P.U.C.O. Tariff No.2, on file at the Public Utility Commission of Ohio; Tennessee Tariff No.1 on file at the Tennessee Regulatory Authority; Texas Tariff No. 1, on file at the Public Utility Commission of Texas. In the event of a conflict between the applicable ICG Tariff(s) and this Agreement, the Tariff will always take precedence.

ICG Initials/Date /s/   J.C.                Customer Initials/Date /s/  BW

                                                             Contract# 301394-10
ICG
Telecom Group, Inc.
161 Inverness Drive West, Englewood, Colorado 80112             ATTACHMENT    A

                             LOCAL EXCHANGE SERVICE
                                    AGREEMENT
                    (use a separate attachment for each city)

LOCAL EXCHANGE SERVICE (subject to Additional Terms and Conditions on the reverse side the Master Agreement):

TERM OR SERVICE (check one)
The Term selected will commence on installation of the Local Exchange Service. Customer selects the following Service Term (pleas check appropriate box):

__ Month to Month __12 months __24 months _X_ 36 months __48 months  __60 months


Following the expiration of the Term selected above, the Term shall automatically renew for successive one-month periods unless either party shall notify the other of its intent not to renew by giving the either party at least thirty (30) days prior written notice.

INSTALLATION INFORMATION                                 Requested Service Date
                                                         Date:
Customer Contact Name:                      Mr. Jim Giannoit
Company Name and Physical Location (City):  IPVoice Communications, Inc. Dallas

                         LOCAL EXCHANGE SERVICE OPTIONS

SERVICE DESCRIPTION

_X__ON-SWITCH                               ___  RESALE  Customer   acknowledges
                                            that ICG may  elect  to move  Resale
                                            Service  Customers  onto its network
                                            when such network becomes available,
                                            thereby converting such customers to
                                            an On-Switch status.
Dallas

ISND PRI SERVICE           DIGITAL ACCESS SERVICE (DAS): Where Available
23 B & Primary D  ______   PLAN A   ____          PLAN B ___2-way

24 B              ______   23 B Primary D ___     23 B Primary D __5__

23 B & D Backup   ______   24 B ____               24 B   _________
DID Service       ______   24 B & D Backup ____    24 B & D Backup ____

Other: ______   Expanded Originating Service ___    Other _____
                Other: ______                       DSO Total   120




DIGITAL SERVICE                                      ANALOG SERVICE

PBX Trunks           ______                  Standard Lines           _______
PBX Trunks with DID  ______                  SBL +                    _______
Fully configured T1  ______                  TBX Trunks               _______
DID Service          ______                  PBX Trunks with DID      _______
Other:               ______   DSO Total___   Other:________    DSO Total ____

                         LETTER OF AGENCY AUTHORIZATION

Effective this 25th day of June 1999 the undersigned Customer hereby appoints ICG Telecom Group Inc. ("ICG") as Customer's agent for the purpose of changing Customer's local exchange service provide with respect to the Billing Telephone Numbers listed on the attached page(s) (the "BTNs" from New Service ("Prior Carrier") to ICG, and ICG hereby accepts such appointment. Customer intends to change the provider of local service for the BTNs and associated working telephone numbers from Prior Carrier to ICG. This Letter of Agency ("LOA") is exclusive with respect to the BTNs and revokes any previous Letters Of Agency regarding local service to be provided to the BTNs. ICG warrants the validity of this LOA to any third person, including Prior Carrier, to whom ICG shows the original or copy of this LOA and who relies on this LOA with respect to the scope of ICG's authority to act on behalf of Customer. This LOA shall remain in effect until revoked by Customer in writing.

                              TARIFF APPLICABILITY

Customer understands and acknowledges that the Local Exchange Service will be provided by ICG pursuant to the terms and conditions in the Master Agreement and the rates, terms and conditions of the following ICG Tariffs, depending upon where the Customer is located: Alabama P.S.C. Tariff No. 3, on file with the Alabama Public Service Commission; Schedule Cal. P.U.C. No. A1, on file at the California Public Utilities Commission; Colorado P.U.C. Tariff No. 3 and Colorado P.U.C. Tariff No. 4, on file at the Colorado Public Utilities Commission; Georgia Tariff No. 1 on file with the Georgia Public Service Commission; Kentucky P.S.C. Tariff No. 2, on file with the Kentucky Public Utilities Commission; N.C.U.C. price List No. 1, on file at the North Carolina Utilities Commission; P.U.C.O. Tariff No.2, on file at the Public Utility Commission of Ohio; Tennessee Tariff No.1 on file at the Tennessee Regulatory Authority; Texas Tariff No. 1, on file at the Public Utility Commission of Texas. In the event of a conflict between the applicable ICG Tariff(s) and this Agreement, the Tariff will always take precedence.

ICG Initials/Date /s/   J.C.                Customer Initials/Date /s/  BW

                                                             Contract# 301394-11
ICG
Telecom Group, Inc.
161 Inverness Drive West, Englewood, Colorado 80112             ATTACHMENT    A

                             LOCAL EXCHANGE SERVICE
                                    AGREEMENT
                    (use a separate attachment for each city)

LOCAL EXCHANGE SERVICE (subject to Additional Terms and Conditions on the reverse side the Master Agreement):

TERM OR SERVICE (check one)
The Term selected will commence on installation of the Local Exchange Service. Customer selects the following Service Term (pleas check appropriate box):

__ Month to Month __12 months __24 months _X_ 36 months __48 months  __60 months


Following the expiration of the Term selected above, the Term shall automatically renew for successive one-month periods unless either party shall notify the other of its intent not to renew by giving the either party at least thirty (30) days prior written notice.

INSTALLATION INFORMATION                                 Requested Service Date
                                                         Date:
Customer Contact Name:                      Mr. Jim Giannoit
Company Name and Physical Location (City):  IPVoice Communications, Inc. Houston

                         LOCAL EXCHANGE SERVICE OPTIONS

SERVICE DESCRIPTION

_X__ON-SWITCH                               ___  RESALE  Customer   acknowledges
                                            that ICG may  elect  to move  Resale
                                            Service  Customers  onto its network
                                            when such network becomes available,
                                            thereby converting such customers to
                                            an On-Switch status.
Houston

ISND PRI SERVICE           DIGITAL ACCESS SERVICE (DAS): Where Available
23 B & Primary D  ______   PLAN A   ____          PLAN B _X__2-way

24 B              ______   23 B Primary D ___     23 B Primary D __5__

23 B & D Backup   ______   24 B ____               24 B   _________
DID Service       ______   24 B & D Backup ____    24 B & D Backup ____

Other: ______   Expanded Originating Service ___    Other _____
                Other: ______                       DSO Total   120




DIGITAL SERVICE                                      ANALOG SERVICE

PBX Trunks           ______                  Standard Lines           _______
PBX Trunks with DID  ______                  SBL +                    _______
Fully configured T1  ______                  TBX Trunks               _______
DID Service          ______                  PBX Trunks with DID      _______
Other:               ______   DSO Total___   Other:________    DSO Total ____

                         LETTER OF AGENCY AUTHORIZATION

Effective this 25th day of June 1999 the undersigned Customer hereby appoints ICG Telecom Group Inc. ("ICG") as Customer's agent for the purpose of changing Customer's local exchange service provide with respect to the Billing Telephone Numbers listed on the attached page(s) (the "BTNs" from New Service ("Prior Carrier") to ICG, and ICG hereby accepts such appointment. Customer intends to change the provider of local service for the BTNs and associated working telephone numbers from Prior Carrier to ICG. This Letter of Agency ("LOA") is exclusive with respect to the BTNs and revokes any previous Letters Of Agency regarding local service to be provided to the BTNs. ICG warrants the validity of this LOA to any third person, including Prior Carrier, to whom ICG shows the original or copy of this LOA and who relies on this LOA with respect to the scope of ICG's authority to act on behalf of Customer. This LOA shall remain in effect until revoked by Customer in writing.

                              TARIFF APPLICABILITY

Customer understands and acknowledges that the Local Exchange Service will be provided by ICG pursuant to the terms and conditions in the Master Agreement and the rates, terms and conditions of the following ICG Tariffs, depending upon where the Customer is located: Alabama P.S.C. Tariff No. 3, on file with the Alabama Public Service Commission; Schedule Cal. P.U.C. No. A1, on file at the California Public Utilities Commission; Colorado P.U.C. Tariff No. 3 and Colorado P.U.C. Tariff No. 4, on file at the Colorado Public Utilities Commission; Georgia Tariff No. 1 on file with the Georgia Public Service Commission; Kentucky P.S.C. Tariff No. 2, on file with the Kentucky Public Utilities Commission; N.C.U.C. price List No. 1, on file at the North Carolina Utilities Commission; P.U.C.O. Tariff No.2, on file at the Public Utility Commission of Ohio; Tennessee Tariff No.1 on file at the Tennessee Regulatory Authority; Texas Tariff No. 1, on file at the Public Utility Commission of Texas. In the event of a conflict between the applicable ICG Tariff(s) and this Agreement, the Tariff will always take precedence.

ICG Initials/Date /s/   J.C.                Customer Initials/Date /s/  BW

                                                             Contract# 301394-12
ICG
Telecom Group, Inc.
161 Inverness Drive West, Englewood, Colorado 80112             ATTACHMENT    A

                             LOCAL EXCHANGE SERVICE
                                    AGREEMENT
                    (use a separate attachment for each city)

LOCAL EXCHANGE SERVICE (subject to Additional Terms and Conditions on the reverse side the Master Agreement):

TERM OR SERVICE (check one)
The Term selected will commence on installation of the Local Exchange Service. Customer selects the following Service Term (pleas check appropriate box):

__ Month to Month __12 months __24 months _X_ 36 months __48 months  __60 months


Following the expiration of the Term selected above, the Term shall automatically renew for successive one-month periods unless either party shall notify the other of its intent not to renew by giving the either party at least thirty (30) days prior written notice.

INSTALLATION INFORMATION                                 Requested Service Date
                                                         Date:
Customer Contact Name:                      Mr. Jim Giannoit
Company Name and Physical Location (City):  IPVoice Communications, Inc. Austin

                         LOCAL EXCHANGE SERVICE OPTIONS

SERVICE DESCRIPTION

_X__ON-SWITCH                               ___  RESALE  Customer   acknowledges
                                            that ICG may  elect  to move  Resale
                                            Service  Customers  onto its network
                                            when such network becomes available,
                                            thereby converting such customers to
                                            an On-Switch status.
Austin

ISND PRI SERVICE           DIGITAL ACCESS SERVICE (DAS): Where Available
23 B & Primary D  ______   PLAN A   ____          PLAN B _X__2-way

24 B              ______   23 B Primary D ___     23 B Primary D __2__

23 B & D Backup   ______   24 B ____               24 B   _________
DID Service       ______   24 B & D Backup ____    24 B & D Backup ____

Other: ______   Expanded Originating Service ___    Other _____
                Other: ______                       DSO Total   48




DIGITAL SERVICE                                      ANALOG SERVICE

PBX Trunks           ______                  Standard Lines           _______
PBX Trunks with DID  ______                  SBL +                    _______
Fully configured T1  ______                  TBX Trunks               _______
DID Service          ______                  PBX Trunks with DID      _______
Other:               ______   DSO Total___   Other:________    DSO Total ____

                         LETTER OF AGENCY AUTHORIZATION

Effective this 25th day of June 1999 the undersigned Customer hereby appoints ICG Telecom Group Inc. ("ICG") as Customer's agent for the purpose of changing Customer's local exchange service provide with respect to the Billing Telephone Numbers listed on the attached page(s) (the "BTNs" from New Service ("Prior Carrier") to ICG, and ICG hereby accepts such appointment. Customer intends to change the provider of local service for the BTNs and associated working telephone numbers from Prior Carrier to ICG. This Letter of Agency ("LOA") is exclusive with respect to the BTNs and revokes any previous Letters Of Agency regarding local service to be provided to the BTNs. ICG warrants the validity of this LOA to any third person, including Prior Carrier, to whom ICG shows the original or copy of this LOA and who relies on this LOA with respect to the scope of ICG's authority to act on behalf of Customer. This LOA shall remain in effect until revoked by Customer in writing.

                              TARIFF APPLICABILITY

Customer understands and acknowledges that the Local Exchange Service will be provided by ICG pursuant to the terms and conditions in the Master Agreement and the rates, terms and conditions of the following ICG Tariffs, depending upon where the Customer is located: Alabama P.S.C. Tariff No. 3, on file with the Alabama Public Service Commission; Schedule Cal. P.U.C. No. A1, on file at the California Public Utilities Commission; Colorado P.U.C. Tariff No. 3 and Colorado P.U.C. Tariff No. 4, on file at the Colorado Public Utilities Commission; Georgia Tariff No. 1 on file with the Georgia Public Service Commission; Kentucky P.S.C. Tariff No. 2, on file with the Kentucky Public Utilities Commission; N.C.U.C. price List No. 1, on file at the North Carolina Utilities Commission; P.U.C.O. Tariff No.2, on file at the Public Utility Commission of Ohio; Tennessee Tariff No.1 on file at the Tennessee Regulatory Authority; Texas Tariff No. 1, on file at the Public Utility Commission of Texas. In the event of a conflict between the applicable ICG Tariff(s) and this Agreement, the Tariff will always take precedence.

ICG Initials/Date /s/   J.C.                Customer Initials/Date /s/  BW

                                                             Contract# 301394-13
ICG
Telecom Group, Inc.
161 Inverness Drive West, Englewood, Colorado 80112             ATTACHMENT    A

                             LOCAL EXCHANGE SERVICE
                                    AGREEMENT
                    (use a separate attachment for each city)

LOCAL EXCHANGE SERVICE (subject to Additional Terms and Conditions on the reverse side the Master Agreement):

TERM OR SERVICE (check one)
The Term selected will commence on installation of the Local Exchange Service. Customer selects the following Service Term (pleas check appropriate box):

__ Month to Month __12 months __24 months _X_ 36 months __48 months  __60 months


Following the expiration of the Term selected above, the Term shall automatically renew for successive one-month periods unless either party shall notify the other of its intent not to renew by giving the either party at least thirty (30) days prior written notice.

INSTALLATION INFORMATION                                 Requested Service Date
                                                         Date:
Customer Contact Name:                      Mr. Jim Giannoit
Company Name and Physical Location (City):  IPVoice Communications, Inc.
                                                                 San Antonio
                         LOCAL EXCHANGE SERVICE OPTIONS

SERVICE DESCRIPTION

_X__ON-SWITCH                               ___  RESALE  Customer   acknowledges
                                            that ICG may  elect  to move  Resale
                                            Service  Customers  onto its network
                                            when such network becomes available,
                                            thereby converting such customers to
                                            an On-Switch status.
San Antonio

ISND PRI SERVICE           DIGITAL ACCESS SERVICE (DAS): Where Available
23 B & Primary D  ______   PLAN A   ____          PLAN B _X__2-way

24 B              ______   23 B Primary D ___     23 B Primary D __3__

23 B & D Backup   ______   24 B ____               24 B   _________
DID Service       ______   24 B & D Backup ____    24 B & D Backup ____

Other: ______   Expanded Originating Service ___    Other _____
                Other: ______                       DSO Total   72




DIGITAL SERVICE                                      ANALOG SERVICE

PBX Trunks           ______                  Standard Lines           _______
PBX Trunks with DID  ______                  SBL +                    _______
Fully configured T1  ______                  TBX Trunks               _______
DID Service          ______                  PBX Trunks with DID      _______
Other:               ______   DSO Total___   Other:________    DSO Total ____

                         LETTER OF AGENCY AUTHORIZATION

Effective this 25th day of June 1999 the undersigned Customer hereby appoints ICG Telecom Group Inc. ("ICG") as Customer's agent for the purpose of changing Customer's local exchange service provide with respect to the Billing Telephone Numbers listed on the attached page(s) (the "BTNs" from New Service ("Prior Carrier") to ICG, and ICG hereby accepts such appointment. Customer intends to change the provider of local service for the BTNs and associated working telephone numbers from Prior Carrier to ICG. This Letter of Agency ("LOA") is exclusive with respect to the BTNs and revokes any previous Letters Of Agency regarding local service to be provided to the BTNs. ICG warrants the validity of this LOA to any third person, including Prior Carrier, to whom ICG shows the original or copy of this LOA and who relies on this LOA with respect to the scope of ICG's authority to act on behalf of Customer. This LOA shall remain in effect until revoked by Customer in writing.

                              TARIFF APPLICABILITY

Customer understands and acknowledges that the Local Exchange Service will be provided by ICG pursuant to the terms and conditions in the Master Agreement and the rates, terms and conditions of the following ICG Tariffs, depending upon where the Customer is located: Alabama P.S.C. Tariff No. 3, on file with the Alabama Public Service Commission; Schedule Cal. P.U.C. No. A1, on file at the California Public Utilities Commission; Colorado P.U.C. Tariff No. 3 and Colorado P.U.C. Tariff No. 4, on file at the Colorado Public Utilities Commission; Georgia Tariff No. 1 on file with the Georgia Public Service Commission; Kentucky P.S.C. Tariff No. 2, on file with the Kentucky Public Utilities Commission; N.C.U.C. price List No. 1, on file at the North Carolina Utilities Commission; P.U.C.O. Tariff No.2, on file at the Public Utility Commission of Ohio; Tennessee Tariff No.1 on file at the Tennessee Regulatory Authority; Texas Tariff No. 1, on file at the Public Utility Commission of Texas. In the event of a conflict between the applicable ICG Tariff(s) and this Agreement, the Tariff will always take precedence.

ICG Initials/Date /s/   J.C.                Customer Initials/Date /s/  BW

                                                             Contract# 301394-14
ICG
Telecom Group, Inc.
161 Inverness Drive West, Englewood, Colorado 80112             ATTACHMENT    A

                             LOCAL EXCHANGE SERVICE
                                    AGREEMENT
                    (use a separate attachment for each city)

LOCAL EXCHANGE SERVICE (subject to Additional Terms and Conditions on the reverse side the Master Agreement):

TERM OR SERVICE (check one)
The Term selected will commence on installation of the Local Exchange Service. Customer selects the following Service Term (pleas check appropriate box):

__ Month to Month __12 months __24 months _X_ 36 months __48 months  __60 months


Following the expiration of the Term selected above, the Term shall automatically renew for successive one-month periods unless either party shall notify the other of its intent not to renew by giving the either party at least thirty (30) days prior written notice.

INSTALLATION INFORMATION                                 Requested Service Date
                                                         Date:
Customer Contact Name:                      Mr. Jim Giannoit
Company Name and Physical Location (City):  IPVoice Communications, Inc.
                                                                 Cinncinati
                         LOCAL EXCHANGE SERVICE OPTIONS

SERVICE DESCRIPTION

_X__ON-SWITCH                               ___  RESALE  Customer   acknowledges
                                            that ICG may  elect  to move  Resale
                                            Service  Customers  onto its network
                                            when such network becomes available,
                                            thereby converting such customers to
                                            an On-Switch status.
Cinncinnati


ISND PRI SERVICE           DIGITAL ACCESS SERVICE (DAS): Where Available
23 B & Primary D  ______   PLAN A   ____          PLAN B _X__2-way

24 B              ______   23 B Primary D ___     23 B Primary D __3__

23 B & D Backup   ______   24 B ____               24 B   _________
DID Service       ______   24 B & D Backup ____    24 B & D Backup ____

Other: ______   Expanded Originating Service ___    Other _____
                Other: ______                       DSO Total   72




DIGITAL SERVICE                                      ANALOG SERVICE

PBX Trunks           ______                  Standard Lines           _______
PBX Trunks with DID  ______                  SBL +                    _______
Fully configured T1  ______                  TBX Trunks               _______
DID Service          ______                  PBX Trunks with DID      _______
Other:               ______   DSO Total___   Other:________    DSO Total ____

                         LETTER OF AGENCY AUTHORIZATION

Effective this 25th day of June 1999 the undersigned Customer hereby appoints ICG Telecom Group Inc. ("ICG") as Customer's agent for the purpose of changing Customer's local exchange service provide with respect to the Billing Telephone Numbers listed on the attached page(s) (the "BTNs" from New Service ("Prior Carrier") to ICG, and ICG hereby accepts such appointment. Customer intends to change the provider of local service for the BTNs and associated working telephone numbers from Prior Carrier to ICG. This Letter of Agency ("LOA") is exclusive with respect to the BTNs and revokes any previous Letters Of Agency regarding local service to be provided to the BTNs. ICG warrants the validity of this LOA to any third person, including Prior Carrier, to whom ICG shows the original or copy of this LOA and who relies on this LOA with respect to the scope of ICG's authority to act on behalf of Customer. This LOA shall remain in effect until revoked by Customer in writing.

                              TARIFF APPLICABILITY

Customer understands and acknowledges that the Local Exchange Service will be provided by ICG pursuant to the terms and conditions in the Master Agreement and the rates, terms and conditions of the following ICG Tariffs, depending upon where the Customer is located: Alabama P.S.C. Tariff No. 3, on file with the Alabama Public Service Commission; Schedule Cal. P.U.C. No. A1, on file at the California Public Utilities Commission; Colorado P.U.C. Tariff No. 3 and Colorado P.U.C. Tariff No. 4, on file at the Colorado Public Utilities Commission; Georgia Tariff No. 1 on file with the Georgia Public Service Commission; Kentucky P.S.C. Tariff No. 2, on file with the Kentucky Public Utilities Commission; N.C.U.C. price List No. 1, on file at the North Carolina Utilities Commission; P.U.C.O. Tariff No.2, on file at the Public Utility Commission of Ohio; Tennessee Tariff No.1 on file at the Tennessee Regulatory Authority; Texas Tariff No. 1, on file at the Public Utility Commission of Texas. In the event of a conflict between the applicable ICG Tariff(s) and this Agreement, the Tariff will always take precedence.

ICG Initials/Date /s/   J.C.                Customer Initials/Date /s/  BW

                                                             Contract# 301394-15
ICG
Telecom Group, Inc.
161 Inverness Drive West, Englewood, Colorado 80112             ATTACHMENT    A

                             LOCAL EXCHANGE SERVICE
                                    AGREEMENT
                    (use a separate attachment for each city)

LOCAL EXCHANGE SERVICE (subject to Additional Terms and Conditions on the reverse side the Master Agreement):

TERM OR SERVICE (check one)
The Term selected will commence on installation of the Local Exchange Service. Customer selects the following Service Term (pleas check appropriate box):

__ Month to Month __12 months __24 months _X_ 36 months __48 months  __60 months


Following the expiration of the Term selected above, the Term shall automatically renew for successive one-month periods unless either party shall notify the other of its intent not to renew by giving the either party at least thirty (30) days prior written notice.

INSTALLATION INFORMATION                                 Requested Service Date
                                                         Date:
Customer Contact Name:                      Mr. Jim Giannoit
Company Name and Physical Location (City):  IPVoice Communications, Inc.
                                                                     Cleveland
                         LOCAL EXCHANGE SERVICE OPTIONS

SERVICE DESCRIPTION

_X__ON-SWITCH                               ___  RESALE  Customer   acknowledges
                                            that ICG may  elect  to move  Resale
                                            Service  Customers  onto its network
                                            when such network becomes available,
                                            thereby converting such customers to
                                            an On-Switch status.
Cleveland


ISND PRI SERVICE           DIGITAL ACCESS SERVICE (DAS): Where Available
23 B & Primary D  ______   PLAN A   _X___          PLAN B _X__2-way

24 B              ______   23 B Primary D _2__     23 B Primary D __1__

23 B & D Backup   ______   24 B ____               24 B   _________
DID Service       ______   24 B & D Backup ____    24 B & D Backup ____

Other: ______   Expanded Originating Service ___    Other _____
                Other: ______                       DSO Total   72




DIGITAL SERVICE                                      ANALOG SERVICE

PBX Trunks           ______                  Standard Lines           _______
PBX Trunks with DID  ______                  SBL +                    _______
Fully configured T1  ______                  TBX Trunks               _______
DID Service          ______                  PBX Trunks with DID      _______
Other:               ______   DSO Total___   Other:________    DSO Total ____

                         LETTER OF AGENCY AUTHORIZATION

Effective this 25th day of June 1999 the undersigned Customer hereby appoints ICG Telecom Group Inc. ("ICG") as Customer's agent for the purpose of changing Customer's local exchange service provide with respect to the Billing Telephone Numbers listed on the attached page(s) (the "BTNs" from New Service ("Prior Carrier") to ICG, and ICG hereby accepts such appointment. Customer intends to change the provider of local service for the BTNs and associated working telephone numbers from Prior Carrier to ICG. This Letter of Agency ("LOA") is exclusive with respect to the BTNs and revokes any previous Letters Of Agency regarding local service to be provided to the BTNs. ICG warrants the validity of this LOA to any third person, including Prior Carrier, to whom ICG shows the original or copy of this LOA and who relies on this LOA with respect to the scope of ICG's authority to act on behalf of Customer. This LOA shall remain in effect until revoked by Customer in writing.

                              TARIFF APPLICABILITY

Customer understands and acknowledges that the Local Exchange Service will be provided by ICG pursuant to the terms and conditions in the Master Agreement and the rates, terms and conditions of the following ICG Tariffs, depending upon where the Customer is located: Alabama P.S.C. Tariff No. 3, on file with the Alabama Public Service Commission; Schedule Cal. P.U.C. No. A1, on file at the California Public Utilities Commission; Colorado P.U.C. Tariff No. 3 and Colorado P.U.C. Tariff No. 4, on file at the Colorado Public Utilities Commission; Georgia Tariff No. 1 on file with the Georgia Public Service Commission; Kentucky P.S.C. Tariff No. 2, on file with the Kentucky Public Utilities Commission; N.C.U.C. price List No. 1, on file at the North Carolina Utilities Commission; P.U.C.O. Tariff No.2, on file at the Public Utility Commission of Ohio; Tennessee Tariff No.1 on file at the Tennessee Regulatory Authority; Texas Tariff No. 1, on file at the Public Utility Commission of Texas. In the event of a conflict between the applicable ICG Tariff(s) and this Agreement, the Tariff will always take precedence.

ICG Initials/Date /s/   J.C.                Customer Initials/Date /s/  BW

                                                             Contract# 301394-16
ICG
Telecom Group, Inc.
161 Inverness Drive West, Englewood, Colorado 80112             ATTACHMENT    A

                             LOCAL EXCHANGE SERVICE
                                    AGREEMENT
                    (use a separate attachment for each city)

LOCAL EXCHANGE SERVICE (subject to Additional Terms and Conditions on the reverse side the Master Agreement):

TERM OR SERVICE (check one)
The Term selected will commence on installation of the Local Exchange Service. Customer selects the following Service Term (pleas check appropriate box):

__ Month to Month __12 months __24 months _X_ 36 months __48 months  __60 months


Following the expiration of the Term selected above, the Term shall automatically renew for successive one-month periods unless either party shall notify the other of its intent not to renew by giving the either party at least thirty (30) days prior written notice.

INSTALLATION INFORMATION                                 Requested Service Date
                                                         Date:
Customer Contact Name:                      Mr. Jim Giannoit
Company Name and Physical Location (City):  IPVoice Communications, Inc.
                                                                 Nashville
                         LOCAL EXCHANGE SERVICE OPTIONS

SERVICE DESCRIPTION

_X__ON-SWITCH                               ___  RESALE  Customer   acknowledges
                                            that ICG may  elect  to move  Resale
                                            Service  Customers  onto its network
                                            when such network becomes available,
                                            thereby converting such customers to
                                            an On-Switch status.
Nashville


ISND PRI SERVICE           DIGITAL ACCESS SERVICE (DAS): Where Available
23 B & Primary D  ______   PLAN A   ____          PLAN B _X__2-way

24 B              ______   23 B Primary D ___     23 B Primary D __3__

23 B & D Backup   ______   24 B ____               24 B   _________
DID Service       ______   24 B & D Backup ____    24 B & D Backup ____

Other: ______   Expanded Originating Service ___    Other _____
                Other: ______                       DSO Total   72




DIGITAL SERVICE                                      ANALOG SERVICE

PBX Trunks           ______                  Standard Lines           _______
PBX Trunks with DID  ______                  SBL +                    _______
Fully configured T1  ______                  TBX Trunks               _______
DID Service          ______                  PBX Trunks with DID      _______
Other:               ______   DSO Total___   Other:________    DSO Total ____

                         LETTER OF AGENCY AUTHORIZATION

Effective this 25th day of June 1999 the undersigned Customer hereby appoints ICG Telecom Group Inc. ("ICG") as Customer's agent for the purpose of changing Customer's local exchange service provide with respect to the Billing Telephone Numbers listed on the attached page(s) (the "BTNs" from New Service ("Prior Carrier") to ICG, and ICG hereby accepts such appointment. Customer intends to change the provider of local service for the BTNs and associated working telephone numbers from Prior Carrier to ICG. This Letter of Agency ("LOA") is exclusive with respect to the BTNs and revokes any previous Letters Of Agency regarding local service to be provided to the BTNs. ICG warrants the validity of this LOA to any third person, including Prior Carrier, to whom ICG shows the original or copy of this LOA and who relies on this LOA with respect to the scope of ICG's authority to act on behalf of Customer. This LOA shall remain in effect until revoked by Customer in writing.

                              TARIFF APPLICABILITY

Customer understands and acknowledges that the Local Exchange Service will be provided by ICG pursuant to the terms and conditions in the Master Agreement and the rates, terms and conditions of the following ICG Tariffs, depending upon where the Customer is located: Alabama P.S.C. Tariff No. 3, on file with the Alabama Public Service Commission; Schedule Cal. P.U.C. No. A1, on file at the California Public Utilities Commission; Colorado P.U.C. Tariff No. 3 and Colorado P.U.C. Tariff No. 4, on file at the Colorado Public Utilities Commission; Georgia Tariff No. 1 on file with the Georgia Public Service Commission; Kentucky P.S.C. Tariff No. 2, on file with the Kentucky Public Utilities Commission; N.C.U.C. price List No. 1, on file at the North Carolina Utilities Commission; P.U.C.O. Tariff No.2, on file at the Public Utility Commission of Ohio; Tennessee Tariff No.1 on file at the Tennessee Regulatory Authority; Texas Tariff No. 1, on file at the Public Utility Commission of Texas. In the event of a conflict between the applicable ICG Tariff(s) and this Agreement, the Tariff will always take precedence.

ICG Initials/Date /s/   J.C.                Customer Initials/Date /s/  BW

                                                             Contract# 301394-17
ICG
Telecom Group, Inc.
161 Inverness Drive West, Englewood, Colorado 80112             ATTACHMENT    A

                             LOCAL EXCHANGE SERVICE
                                    AGREEMENT
                    (use a separate attachment for each city)

LOCAL EXCHANGE SERVICE (subject to Additional Terms and Conditions on the reverse side the Master Agreement):

TERM OR SERVICE (check one)
The Term selected will commence on installation of the Local Exchange Service. Customer selects the following Service Term (pleas check appropriate box):

__ Month to Month __12 months __24 months _X_ 36 months __48 months  __60 months


Following the expiration of the Term selected above, the Term shall automatically renew for successive one-month periods unless either party shall notify the other of its intent not to renew by giving the either party at least thirty (30) days prior written notice.

INSTALLATION INFORMATION                                 Requested Service Date
                                                         Date:
Customer Contact Name:                      Mr. Jim Giannoit
Company Name and Physical Location (City):  IPVoice Communications, Inc.
                                                                      Charlotte
                         LOCAL EXCHANGE SERVICE OPTIONS

SERVICE DESCRIPTION

_X__ON-SWITCH                               ___  RESALE  Customer   acknowledges
                                            that ICG may  elect  to move  Resale
                                            Service  Customers  onto its network
                                            when such network becomes available,
                                            thereby converting such customers to
                                            an On-Switch status.
Charlotte


ISND PRI SERVICE           DIGITAL ACCESS SERVICE (DAS): Where Available
23 B & Primary D  ______   PLAN A   ____          PLAN B _X__2-way

24 B              ______   23 B Primary D ___     23 B Primary D __2__

23 B & D Backup   ______   24 B ____               24 B   _________
DID Service       ______   24 B & D Backup ____    24 B & D Backup ____

Other: ______   Expanded Originating Service ___    Other _____
                Other: ______                       DSO Total   48




DIGITAL SERVICE                                      ANALOG SERVICE

PBX Trunks           ______                  Standard Lines           _______
PBX Trunks with DID  ______                  SBL +                    _______
Fully configured T1  ______                  TBX Trunks               _______
DID Service          ______                  PBX Trunks with DID      _______
Other:               ______   DSO Total___   Other:________    DSO Total ____

                         LETTER OF AGENCY AUTHORIZATION

Effective this 25th day of June 1999 the undersigned Customer hereby appoints ICG Telecom Group Inc. ("ICG") as Customer's agent for the purpose of changing Customer's local exchange service provide with respect to the Billing Telephone Numbers listed on the attached page(s) (the "BTNs" from New Service ("Prior Carrier") to ICG, and ICG hereby accepts such appointment. Customer intends to change the provider of local service for the BTNs and associated working telephone numbers from Prior Carrier to ICG. This Letter of Agency ("LOA") is exclusive with respect to the BTNs and revokes any previous Letters Of Agency regarding local service to be provided to the BTNs. ICG warrants the validity of this LOA to any third person, including Prior Carrier, to whom ICG shows the original or copy of this LOA and who relies on this LOA with respect to the scope of ICG's authority to act on behalf of Customer. This LOA shall remain in effect until revoked by Customer in writing.

                              TARIFF APPLICABILITY

Customer understands and acknowledges that the Local Exchange Service will be provided by ICG pursuant to the terms and conditions in the Master Agreement and the rates, terms and conditions of the following ICG Tariffs, depending upon where the Customer is located: Alabama P.S.C. Tariff No. 3, on file with the Alabama Public Service Commission; Schedule Cal. P.U.C. No. A1, on file at the California Public Utilities Commission; Colorado P.U.C. Tariff No. 3 and Colorado P.U.C. Tariff No. 4, on file at the Colorado Public Utilities Commission; Georgia Tariff No. 1 on file with the Georgia Public Service Commission; Kentucky P.S.C. Tariff No. 2, on file with the Kentucky Public Utilities Commission; N.C.U.C. price List No. 1, on file at the North Carolina Utilities Commission; P.U.C.O. Tariff No.2, on file at the Public Utility Commission of Ohio; Tennessee Tariff No.1 on file at the Tennessee Regulatory Authority; Texas Tariff No. 1, on file at the Public Utility Commission of Texas. In the event of a conflict between the applicable ICG Tariff(s) and this Agreement, the Tariff will always take precedence.

ICG Initials/Date /s/   J.C.                Customer Initials/Date /s/  BW

                                                             Contract# 301394-18
ICG
Telecom Group, Inc.
161 Inverness Drive West, Englewood, Colorado 80112             ATTACHMENT    A

                             LOCAL EXCHANGE SERVICE
                                    AGREEMENT
                    (use a separate attachment for each city)

LOCAL EXCHANGE SERVICE (subject to Additional Terms and Conditions on the reverse side the Master Agreement):

TERM OR SERVICE (check one)
The Term selected will commence on installation of the Local Exchange Service. Customer selects the following Service Term (pleas check appropriate box):

__ Month to Month __12 months __24 months _X_ 36 months __48 months  __60 months


Following the expiration of the Term selected above, the Term shall automatically renew for successive one-month periods unless either party shall notify the other of its intent not to renew by giving the either party at least thirty (30) days prior written notice.

INSTALLATION INFORMATION                                 Requested Service Date
                                                         Date:
Customer Contact Name:                      Mr. Jim Giannoit
Company Name and Physical Location (City):  IPVoice Communications, Inc.
                                                                 Birmingham
                         LOCAL EXCHANGE SERVICE OPTIONS

SERVICE DESCRIPTION

_X__ON-SWITCH                               ___  RESALE  Customer   acknowledges
                                            that ICG may  elect  to move  Resale
                                            Service  Customers  onto its network
                                            when such network becomes available,
                                            thereby converting such customers to
                                            an On-Switch status.
Birmingham


ISND PRI SERVICE           DIGITAL ACCESS SERVICE (DAS): Where Available
23 B & Primary D  ______   PLAN A   ____          PLAN B _X__2-way

24 B              ______   23 B Primary D ___     23 B Primary D __1__

23 B & D Backup   ______   24 B ____               24 B   _________
DID Service       ______   24 B & D Backup ____    24 B & D Backup ____

Other: ______   Expanded Originating Service ___    Other _____
                Other: ______                       DSO Total   24




DIGITAL SERVICE                                      ANALOG SERVICE

PBX Trunks           ______                  Standard Lines           _______
PBX Trunks with DID  ______                  SBL +                    _______
Fully configured T1  ______                  TBX Trunks               _______
DID Service          ______                  PBX Trunks with DID      _______
Other:               ______   DSO Total___   Other:________    DSO Total ____

                         LETTER OF AGENCY AUTHORIZATION

Effective this 25th day of June 1999 the undersigned Customer hereby appoints ICG Telecom Group Inc. ("ICG") as Customer's agent for the purpose of changing Customer's local exchange service provide with respect to the Billing Telephone Numbers listed on the attached page(s) (the "BTNs" from New Service ("Prior Carrier") to ICG, and ICG hereby accepts such appointment. Customer intends to change the provider of local service for the BTNs and associated working telephone numbers from Prior Carrier to ICG. This Letter of Agency ("LOA") is exclusive with respect to the BTNs and revokes any previous Letters Of Agency regarding local service to be provided to the BTNs. ICG warrants the validity of this LOA to any third person, including Prior Carrier, to whom ICG shows the original or copy of this LOA and who relies on this LOA with respect to the scope of ICG's authority to act on behalf of Customer. This LOA shall remain in effect until revoked by Customer in writing.

                              TARIFF APPLICABILITY

Customer understands and acknowledges that the Local Exchange Service will be provided by ICG pursuant to the terms and conditions in the Master Agreement and the rates, terms and conditions of the following ICG Tariffs, depending upon where the Customer is located: Alabama P.S.C. Tariff No. 3, on file with the Alabama Public Service Commission; Schedule Cal. P.U.C. No. A1, on file at the California Public Utilities Commission; Colorado P.U.C. Tariff No. 3 and Colorado P.U.C. Tariff No. 4, on file at the Colorado Public Utilities Commission; Georgia Tariff No. 1 on file with the Georgia Public Service Commission; Kentucky P.S.C. Tariff No. 2, on file with the Kentucky Public Utilities Commission; N.C.U.C. price List No. 1, on file at the North Carolina Utilities Commission; P.U.C.O. Tariff No.2, on file at the Public Utility Commission of Ohio; Tennessee Tariff No.1 on file at the Tennessee Regulatory Authority; Texas Tariff No. 1, on file at the Public Utility Commission of Texas. In the event of a conflict between the applicable ICG Tariff(s) and this Agreement, the Tariff will always take precedence.

ICG Initials/Date /s/   J.C.                Customer Initials/Date /s/  BW

                                                             Contract# 301394-19
ICG
Telecom Group, Inc.
161 Inverness Drive West, Englewood, Colorado 80112             ATTACHMENT    A

                             LOCAL EXCHANGE SERVICE
                                    AGREEMENT
                    (use a separate attachment for each city)

LOCAL EXCHANGE SERVICE (subject to Additional Terms and Conditions on the reverse side the Master Agreement):

TERM OR SERVICE (check one)
The Term selected will commence on installation of the Local Exchange Service. Customer selects the following Service Term (pleas check appropriate box):

__ Month to Month __12 months __24 months _X_ 36 months __48 months  __60 months


Following the expiration of the Term selected above, the Term shall automatically renew for successive one-month periods unless either party shall notify the other of its intent not to renew by giving the either party at least thirty (30) days prior written notice.

INSTALLATION INFORMATION                                 Requested Service Date
                                                         Date:
Customer Contact Name:                      Mr. Jim Giannoit
Company Name and Physical Location (City):  IPVoice Communications, Inc.
                                                                 Louisville
                         LOCAL EXCHANGE SERVICE OPTIONS

SERVICE DESCRIPTION

_X__ON-SWITCH                               ___  RESALE  Customer   acknowledges
                                            that ICG may  elect  to move  Resale
                                            Service  Customers  onto its network
                                            when such network becomes available,
                                            thereby converting such customers to
                                            an On-Switch status.
Louisville


ISND PRI SERVICE           DIGITAL ACCESS SERVICE (DAS): Where Available
23 B & Primary D  ______   PLAN A   ____          PLAN B _X__2-way

24 B              ______   23 B Primary D ___     23 B Primary D __2__

23 B & D Backup   ______   24 B ____               24 B   _________
DID Service       ______   24 B & D Backup ____    24 B & D Backup ____

Other: ______   Expanded Originating Service ___    Other _____
                Other: ______                       DSO Total   48




DIGITAL SERVICE                                      ANALOG SERVICE

PBX Trunks           ______                  Standard Lines           _______
PBX Trunks with DID  ______                  SBL +                    _______
Fully configured T1  ______                  TBX Trunks               _______
DID Service          ______                  PBX Trunks with DID      _______
Other:               ______   DSO Total___   Other:________    DSO Total ____

                         LETTER OF AGENCY AUTHORIZATION

Effective this 25th day of June 1999 the undersigned Customer hereby appoints ICG Telecom Group Inc. ("ICG") as Customer's agent for the purpose of changing Customer's local exchange service provide with respect to the Billing Telephone Numbers listed on the attached page(s) (the "BTNs" from New Service ("Prior Carrier") to ICG, and ICG hereby accepts such appointment. Customer intends to change the provider of local service for the BTNs and associated working telephone numbers from Prior Carrier to ICG. This Letter of Agency ("LOA") is exclusive with respect to the BTNs and revokes any previous Letters Of Agency regarding local service to be provided to the BTNs. ICG warrants the validity of this LOA to any third person, including Prior Carrier, to whom ICG shows the original or copy of this LOA and who relies on this LOA with respect to the scope of ICG's authority to act on behalf of Customer. This LOA shall remain in effect until revoked by Customer in writing.

                              TARIFF APPLICABILITY

Customer understands and acknowledges that the Local Exchange Service will be provided by ICG pursuant to the terms and conditions in the Master Agreement and the rates, terms and conditions of the following ICG Tariffs, depending upon where the Customer is located: Alabama P.S.C. Tariff No. 3, on file with the Alabama Public Service Commission; Schedule Cal. P.U.C. No. A1, on file at the California Public Utilities Commission; Colorado P.U.C. Tariff No. 3 and Colorado P.U.C. Tariff No. 4, on file at the Colorado Public Utilities Commission; Georgia Tariff No. 1 on file with the Georgia Public Service Commission; Kentucky P.S.C. Tariff No. 2, on file with the Kentucky Public Utilities Commission; N.C.U.C. price List No. 1, on file at the North Carolina Utilities Commission; P.U.C.O. Tariff No.2, on file at the Public Utility Commission of Ohio; Tennessee Tariff No.1 on file at the Tennessee Regulatory Authority; Texas Tariff No. 1, on file at the Public Utility Commission of Texas. In the event of a conflict between the applicable ICG Tariff(s) and this Agreement, the Tariff will always take precedence.

ICG Initials/Date /s/   J.C.                Customer Initials/Date /s/  BW